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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being an officer or director, or both, of ROHM AND HAAS COMPANY (the "Issuer"), in his/her capacity as set forth below, hereby constitutes and appoints J. Lawrence Wilson, Rajiv L. Gupta and Sandra O. Moose, and each of them, his/her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of shares of common stock of the Issuer (the "Shares"), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

                     SIGNATURE                                  TITLE                     DATE
                     ---------                                  -----                     ----
              /s/ J. LAWRENCE WILSON                 Chairman of the Board, Chief        May 20, 1999
---------------------------------------------------  Executive Officer and
                J. Lawrence Wilson                   Director (Principal
                                                     Executive Officer)

                /s/ RAJIV L. GUPTA                   Vice Chairman and Director          May 20, 1999
---------------------------------------------------
                  Rajiv L. Gupta

                /s/ BRADLEY J. BELL                  Chief Financial Officer and         May 20, 1999
---------------------------------------------------  Senior Vice President
                  Bradley J. Bell                    (Principal Financial and
                                                     Accounting Officer)

               /s/ WILLIAM J. AVERY                  Director                            May 20, 1999
---------------------------------------------------
                 William J. Avery

                /s/ DANIEL B. BURKE                  Director                            May 20, 1999
---------------------------------------------------
                  Daniel B. Burke

            /s/ J. MICHAEL FITZPATRICK               Chief Operating Officer,            May 20, 1999
---------------------------------------------------  President and Director
              J. Michael Fitzpatrick

                /s/ EARL G. GRAVES                   Director                            May 20, 1999
---------------------------------------------------
                  Earl G. Graves

              /s/ JAMES A. HENDERSON                 Director                            May 20, 1999
---------------------------------------------------
                James A. Henderson

               /s/ JOHN H. MCARTHUR                  Director                            May 20, 1999
---------------------------------------------------
                 John H. McArthur

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
                     SIGNATURE                                  TITLE                     DATE
                     ---------                                  -----                     ----
               /s/ JORGE P. MONTOYA                  Director                            May 20, 1999
---------------------------------------------------
                 Jorge P. Montoya

                /s/ SANDRA O. MOOSE                  Director                            May 20, 1999
---------------------------------------------------
                  Sandra O. Moose

               /s/ GILBERT S. OMENN                  Director                            May 20, 1999
---------------------------------------------------
                 Gilbert S. Omenn

              /s/ RONALDO H. SCHMITZ                 Director                            May 20, 1999
---------------------------------------------------
                Ronaldo H. Schmitz

               /s/ ALAN SCHRIESHEIM                  Director                            May 20, 1999
---------------------------------------------------
                 Alan Schriesheim

             /s/ MARNA C. WHITTINGTON                Director                            May 20, 1999
---------------------------------------------------
               Marna C. Whittington

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